UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 2, 2004


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        1-10315                                         63-0860407
(Commission File Number)                   (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         On February 2, 2004, HEALTHSOUTH Corporation announced the election of Steven R. Berrard and Edward A. Blechschmidt to its Board of Directors and to the Special Committee of its Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTHSOUTH CORPORATION


                                      By: /s/ Gregory L. Doody
                                         -----------------------------
                                         Name:  Gregory L. Doody
                                         Title: Corporate Counsel and Secretary


Dated: February 2, 2004

                                  EXHIBIT INDEX

Exhibit No.                       Description

99                  Press release of HEALTHSOUTH Corporation dated
                    February 2, 2004

News From

HEALTHSOUTH


                                                        FOR IMMEDIATE RELEASE
                                                        February 2, 2004


                         HEALTHSOUTH CORPORATION ELECTS
                  STEVEN R. BERRARD AND EDWARD A. BLECHSCHMIDT
                              TO BOARD OF DIRECTORS

BIRMINGHAM, Ala. - HealthSouth Corp. (OTC Pink Sheets: HLSH) today announced the election of Steven R. Berrard, 49, and Edward A. Blechschmidt, 51, to its board of directors and to the special committee of its board of directors, effective January 31, 2004. Berrard is a former vice chairman, president and chief executive officer of Blockbuster Entertainment Group, a division of Viacom, Inc. Blechschmidt is a former chairman and chief executive officer of Gentiva Health Services and former chief financial officer of Unisys Corp.

Berrard brings a strong financial and administrative background to the HealthSouth board of directors. He is co-founder and principal of New River Capital, a private equity fund that invests in both public and private companies at different stages of maturity. He co-founded and worked until 1999 as co-chief executive officer of AutoNation, Inc., which through its affiliated dealers is the largest new and used vehicle retailer in the United States. He also served as vice chairman of Blockbuster Entertainment Corporation prior to its acquisition by Viacom in 1994.

Florida Governor Jeb Bush appointed Berrard to the board of directors of North Broward Hospital District, one of the ten largest public health systems in the United States. He currently serves on the board of directors of Boca Resorts, Inc. and served on the board of directors of Birmingham Steel Corp.

Berrard held various finance positions in his career, including chief financial officer of Blockbuster. He holds an accounting degree from Florida Atlantic University and has worked as an auditor for Coopers & Lybrand, LLP

Blechschmidt brings extensive experience across diverse industries and a strong healthcare, financial and technology background to the HealthSouth board. Under Blechschmidt's leadership, Gentiva Health's market valuation more than tripled, and the company was named to Fortune magazine's prestigious "Fortune 1000" list.

Blechschmidt served as chief executive officer and director of Olsten Corporation. He also served as president and chief executive officer of Siemens Nixdorf Americas and Siemens' Pyramid Technology. Prior to Siemens, he spent more than 20 years with Unisys Corp., a global provider of information technology and consulting services. He has chaired Unisys' worldwide corporate quality council and was a member of the board's ethics committee. Blechschmidt serves on the boards of directors of Gentiva Health Services, Inc., Neoforma, Inc., Lionbridge Technologies, Inc., and Garden Fresh Restaurant Corp.

"Steve and Ed bring extensive financial, administrative, and healthcare experience to the board," said Joel C. Gordon, acting HealthSouth chairman of the board. "We are very pleased to have them join us as new independent directors, and we look forward to their help in continuing to develop HealthSouth's platform for future growth and success."

The addition of the two new directors is another step in the board transition plan announced in December 2003 and a result of the company's ongoing efforts to bring on more independent directors and to strengthen the company's governance program.

About HealthSouth
HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                       ###

           For more information contact Andy Brimmer at 205-410-2777.